UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 31, 2007

Date of Report (Date of earliest event reported)

NPS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23272	87-0439579
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

383 Colorow Drive

Salt Lake City, Utah 84108

(Address of principal executive offices)

(801) 583-4939

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The Registrant is filing this Current Report on Form 8-K for the purpose of filing the exhibits listed in Item 9.01 below.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
4.1	Second Supplemental Indenture dated as of October 20, 2006 to the Indenture dated as of December 22, 2004 between Cinacalcet Royalty Sub LLC and US Bank National Association (the “Indenture”)

4.2	Third Supplemental Indenture dated as of July 9, 2007 to the Indenture

4.3	Fourth Supplemental Indenture dated as of August 1, 2007 to the Indenture

4.4	Fifth Supplemental Indenture dated as of August 7, 2007 to the Indenture

4.5	Securities Purchase Agreement dated as of August 7, 2007 among NPS Pharmaceuticals, Inc. (the “Issuer”) and Visium Balanced Fund, LP, Visium Balanced Offshore Fund, Ltd., Visium Long Bias Fund, LP, Visium Long Bias Offshore Fund, Ltd. and Atlas Master Fund (collectively, the “Investors”)

4.6	Form of Note issued pursuant to the Securities Purchase Agreement referred to in Exhibit 4.5 above

4.7	Registration Rights Agreement dated as of August 7, 2007 among the Issuer and the Investors

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2007	NPS PHARMACEUTICALS, INC.

	By:	/s/ VAL R. ANTCZAK
Val R. Antczak,
Senior Vice President, Legal Affairs, General Counsel and Secretary

3